                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of United Trust Group, Inc.
(the "Company") for the quarterly period ended March 31, 2003, as filed with the
Securities and Exchange Commission on the date hereof (the "Report") I, Jesse T.
Correll,  Chairman  of the Board and Chief  Executive  Officer  of the  Company,
certify  pursuant  to 18 U.S.C.ss. 1350,  as  adopted  pursuant  toss.906 of the
Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully  complies  with the  requirements  of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company

                                                By:  /s/ Jesse T. Correll
                                                     Jesse T. Correll
                                                     Chairman of the Board and
                                                     Chief Executive Officer

Date: May 13, 2003